Exhibit 10.59

October 28, 2019

Super Micro Computer, Inc. 980 Rock Avenue
San Jose, CA 95131 Attention: Kevin Bauer

Re:    Letter of Credit Subline

Ladies and Gentlemen:

This letter refers to that certain Loan and Security Agreement dated as of April 19, 2018 (as amended, restated, amended or restated, extended, supplemented, or otherwise modified from time to time, the “Loan Agreement”; each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Loan Agreement), by and among SUPER MICRO COMPUTER, INC., a Delaware corporation (“SMCI”; together with any other party joined thereto after the U.S. Closing date as a “U.S. Borrower”, individually, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), upon the Dutch Closing Date (as defined in the Loan Agreement), which has not yet occurred as of the date hereof, SUPER MICRO COMPUTER B.V., a private limited liability company formed under the laws of the Netherlands and registered with the Trade Register of the Dutch Chamber of Commerce under number 17102792 (“SMCI BV”, together with any other party joined thereto after the Dutch Closing Date as a “Dutch Borrower”, individually, each a “Dutch Borrower” and collectively, the “Dutch Borrowers”, and together with the U.S. Borrowers, individually, a “Borrower” and collectively, the “Borrowers”), the financial institutions party to the Loan Agreement from time to time as Lenders and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, “Agent”).

Borrowers have requested, and Agent and Required Lenders have agreed, that the Letter of Credit Subline as set forth in Section 1.1 of the Loan Agreement be increased to $15,000,000. As such, Borrowers, Agent and Required Lenders hereby agree that the definition of “Letter of Credit Subline” as set forth in Section 1.1 of the Loan Agreement is hereby amended in its entirety as follows:

Letter of Credit Subline: $15,000,000.

On the date hereof, after giving effect to this letter agreement, the representations and warranties of the Borrowers in the Loan Documents are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

This letter agreement is a Loan Document. Except as specifically modified hereby, the terms and provisions of the Loan Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect. All references to the Loan Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Loan Agreement and the other Loan Documents will be deemed to refer to the Loan Agreement and the other Loan Documents as respectively modified hereby. Any breach of the terms and conditions of this letter agreement will constitute an Event of Default under the Loan Agreement.

This letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

[Signature Page Follows]

Very truly yours,

BANK OF AMERICA, N.A.,
as Agent and Lender

By: /s/ Carlos Gil
Name: Carlos Gil
Title: Senior Vice President

LETTER RE: LETTER OF CREDIT SUBLINE - SMCI
SIGNATURE PAGE

Agreed and Accepted:

ING CAPITAL LLC,
as a Lender

By: /s/ Jean Grasso
Name: Jean Grasso
Title: Managing Director

By: /s/ Jeffrey Chu
Name: Jeffrey Chu
Title: Vice President

LETTER RE: LETTER OF CREDIT SUBLINE - SMCI
SIGNATURE PAGE

EAST WEST BANK,
as a Lender

By: /s/ Nima Rassouli
Name: Nima Rassouli
Title: Vice President

LETTER RE: LETTER OF CREDIT SUBLINE - SMCI
SIGNATURE PAGE

FIFTH THIRD BANK, N.A.,
as a Lender

By: /s/ Patrick Lingrosso
Name: Patrick Lingrosso
Title: Vice President

LETTER RE: LETTER OF CREDIT SUBLINE - SMCI
SIGNATURE PAGE

Agreed and Accepted:

SUPER MICRO COMPUTER, INC.,
a Delaware corporation, as U.S. Borrower
By: /s/ Kevin Bauer
Name: Kevin Bauer
Title: CFO

LETTER RE: LETTER OF CREDIT SUBLINE - SMCI
SIGNATURE PAGE